FINANCE INCOME (EXPENSES), NET (Schedule of Finance Income (Expense), Net) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Other Income and Expenses [Abstract]
Interest income on short-term deposits and other	$ 1,047	$ 101	$ 69
Bank fees and interest expenses	(12)	(13)	(12)
Changes in provision for royalties	37	22	28
Exchange rate differences	(25)	(43)	(6)
Changes in fair value of derivatives	(121)	52	7
Total financing income, net	$ 926	$ 119	$ 86